SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the

Securities Exchange Act of 1934

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☒	Definitive Information Statement

TRANSAMERICA PARTNERS PORTFOLIOS
(Name of Registrant as Specified in Its Charter)

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BALANCED PORTFOLIO

SMALL VALUE PORTFOLIO

each a series of Transamerica Partners Portfolios

570 Carillon Parkway

St. Petersburg, Florida 33716

October 7, 2010

Dear Investor:

The enclosed information statement describes BlackRock Financial Management, Inc. (“BlackRock”) and J.P. Morgan Investment Management Inc. (“JPMorgan”), sub-advisers to the Balanced Portfolio (“Balanced Portfolio”) and Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Small Value Portfolio (“Small Value Portfolio” and together with the Balanced Portfolio, the “Portfolios”).

On April 8, 2010, the Board of Trustees of the Balanced Portfolio approved new sub-advisory agreements with BlackRock and JPMorgan and authorized the termination of Goldman Sachs Asset Management, L.P., Western Asset Management Company and Western Asset Management Company Limited as sub-advisers to the Balanced Portfolio.

On June 10, 2010, the Board of Trustees of the Small Value Portfolio approved a new sub-advisory agreement with Wellington Management and authorized the termination of Mesirow Financial Investment Management, Inc. as sub-adviser to the Small Value Portfolio. BlackRock, JPMorgan and Wellington Management (the “Sub-Advisers”) took over day-to-day management of the respective Portfolios on July 9, 2010.

Transamerica Asset Management, Inc., the Portfolios’ investment adviser, has obtained exemptive relief from the U.S. Securities and Exchange Commission that permits the Portfolios’ Board of Trustees to approve new sub-advisers, or new sub-advisory agreements, without investor approval under certain circumstances. The enclosed information statement describes the Sub-Advisers and the terms of the sub-advisory agreements with the Sub-Advisers. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the information statement may be delivered to two or more investors who share an address, unless the Portfolios have received instructions to the contrary. Please call us at
1-888-233-4339 if you have any questions.

Sincerely,

Dennis P. Gallagher

Vice President, General Counsel and Secretary

TRANSAMERICA PARTNERS BALANCED

TRANSAMERICA PARTNERS SMALL VALUE

TRANSAMERICA PARTNERS INSTITUTIONAL BALANCED

TRANSAMERICA PARTNERS INSTITUTIONAL SMALL VALUE

570 Carillon Parkway

St. Petersburg, Florida 33716

October 7, 2010

Dear Shareholder:

The enclosed information statement describes BlackRock Financial Management, Inc. (“BlackRock”) and J.P. Morgan Investment Management Inc. (“JPMorgan”), sub-advisers to the Balanced Portfolio (“Balanced Portfolio”), the underlying mutual fund in which all of the assets of Transamerica Partners Balanced and Transamerica Partners Institutional Balanced are invested, (“Balanced Portfolio”) and Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Small Value Portfolio (“Small Value Portfolio” and together with the Balanced Portfolio, the “Portfolios”), the underlying mutual fund in which all of the assets of Transamerica Partners Small Value and Transamerica Partners Institutional Small Value are invested.

On April 8, 2010, the Board of Trustees of the Balanced Portfolio approved new sub-advisory agreements with BlackRock and JPMorgan and authorized the termination of Goldman Sachs Asset Management, L.P., Western Asset Management Company and Western Asset Management Company Limited as sub-advisers to the Balanced Portfolio.

On June 10, 2010, the Board of Trustees of the Small Value Portfolio approved a new sub-advisory agreement with Wellington Management and authorized the termination of Mesirow Financial Investment Management, Inc. as sub-adviser to the Small Value Portfolio. BlackRock, JPMorgan and Wellington Management (the “Sub-Advisers”) took over day-to-day management of the respective Portfolios on July 9, 2010.

Transamerica Asset Management, Inc., the Portfolios’ investment adviser, has obtained exemptive relief from the U.S. Securities and Exchange Commission that permits the Portfolios’ Board of Trustees to approve new sub-advisers, or new sub-advisory agreements, without investor approval under certain circumstances. The enclosed information statement describes the Sub-Advisers and the terms of the sub-advisory agreements with the Sub-Advisers. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the information statement may be delivered to two or more investors who share an address, unless the Portfolios have received instructions to the contrary. Please call us at
1-888-233-4339 if you have any questions.

Sincerely,

Dennis P. Gallagher

Vice President, General Counsel and Secretary

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

440 Mamaroneck Avenue

Harrison, New York10528

October 7, 2010

Dear Contract Holder:

We are sending the enclosed information statement to contract holders of Group Variable Annuity Contracts issued by Transamerica Financial Life Insurance Company with unit interests in the Balanced Subaccount of Transamerica Partners Variable Funds. The enclosed information statement describes BlackRock Financial Management, Inc. (“BlackRock”) and J.P. Morgan Investment Management Inc. (“JPMorgan”), each a sub-adviser to the Balanced Portfolio, the underlying mutual fund in which all of the assets of the Balanced Subaccount are invested.

On April 8, 2010, the Board of Trustees of the Balanced Portfolio approved new sub-advisory agreements with BlackRock and JPMorgan and terminated Goldman Sachs Asset Management, L.P., Western Asset Management Company and Western Asset Management Company Limited as sub-advisers to the Balanced Portfolio. BlackRock and JPMorgan (the “Sub-Advisers”) took over day-to-day management of the Balanced Portfolio on July 9, 2010.

Transamerica Asset Management, Inc., the Balanced Portfolio’s investment adviser, has obtained exemptive relief from the U.S. Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new sub-advisers, or new sub-advisory agreements, without investor approval under certain circumstances. The enclosed information statement describes the Sub-Advisers and the terms of the sub-advisory agreements with the Sub-Advisers. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. The information statement also describes a change in sub-adviser for another mutual fund. That does not impact you as a contract holder with unit interests in the Balanced Subaccount. Please note that only one copy of the information statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at 1-800-755-5801 if you have any questions.

Sincerely,

Dennis P. Gallagher

Vice President, General Counsel and Secretary of

Transamerica Partners Portfolios

BALANCED PORTFOLIO

SMALL VALUE PORTFOLIO

each a series of Transamerica Partners Portfolios

570 Carillon Parkway

St. Petersburg, Florida 33716

Telephone: 1-888-233-4339

This joint information statement (“Joint Information Statement”) is being furnished to investors of Transamerica Partners Balanced Portfolio and Transamerica Partners Small Value Portfolio (together, the “Portfolios”), each a series of Transamerica Partners Portfolios (“TPP”). The Balanced Portfolio is the underlying mutual fund in which all of the assets of Transamerica Partners Balanced and Transamerica Partners Institutional Balanced are invested. The Small Value Portfolio is the underlying mutual fund in which all of the assets of Transamerica Partners Small Value and Transamerica Partners Institutional Small Value are invested.

This Joint Information Statement describes BlackRock Financial Management, Inc. (“BlackRock”) and J.P. Morgan Investment Management Inc. (“JPMorgan”), sub-advisers to the Balanced Portfolio, and Wellington Management Company, LLP (“Wellington Management”), sub-adviser to the Small Value Portfolio. It provides information regarding the approval by the Board of Trustees (referred to herein as the “Board” or “Trustees”) of new sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM” or “Adviser”) and each Sub-Adviser (respectively, the “BlackRock Sub-Advisory Agreement, the “JPMorgan Sub-Advisory Agreement” and the “Wellington Management Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”). Copies of each Sub-Advisory Agreement are attached hereto as Exhibit A, Exhibit B and Exhibit C, respectively. The Joint Information Statement is provided in lieu of a proxy statement to investors of record as of July 12, 2010, pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on August 5, 1998. The Order permits TAM to hire new sub-advisers and to make changes to existing sub-advisory agreements (with non-affiliated entities) with the approval of the Board, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (“Independent Trustees”), without obtaining shareholder approval. The Order further stipulates that the shareholders are to receive notice and information about the new sub-adviser and new sub-advisory agreements within 90 days after such change occurs.

The Board on behalf of each Portfolio has determined that the use of this Joint Information Statement is in the best interests of the Portfolios and their investors in light of the similar matters being disclosed.

The Portfolios will pay for the costs associated with preparing and distributing this Joint Information Statement to shareholders.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Portfolios are each a series of TPP, which is a registered investment company organized as a New York trust under an Amended and Restated Declaration of Trust dated as of November 1, 2007. The Balanced Portfolio commenced operations on January 3, 1994 and the Small Value Portfolio commenced operations on April 15, 2002. The Portfolios’ mailing address is 570 Carillon Parkway,
St. Petersburg, Florida 33716.

The annual reports for the period ended December 31, 2009 and the semi-annual reports for the period ended June 30, 2010 have been sent to investors. Both reports are available upon request without charge by contacting TAM, 570 Carillon Parkway, St. Petersburg, Florida 33716, or by calling toll-free 1-888-233-4339.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of this Joint Information Statement may be delivered to two or more investors who share an address, unless the Portfolios have received instructions to the contrary. Please contact the Portfolios at the address and phone number set forth above if you have any questions.

This Joint Information Statement and the accompanying materials are being mailed on or about October 7, 2010.

Background

The Portfolios are each a master fund in a master/feeder mutual fund structure. The Portfolios, in turn, invest directly in securities.

TAM, a Florida corporation, 570 Carillon Parkway, St. Petersburg, Florida 33716, manages the assets of each Portfolio pursuant to an Investment Advisory Agreement, as amended (the “Advisory Agreements”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

The Advisory Agreements were most recently approved by the Board, including a majority of the Independent Trustees, on June 9 and 10, 2010. Subject to the terms of the Advisory Agreements, the Adviser (i) is responsible for the management of the Portfolios, (ii) selects, subject to the review and approval of the Board, one or more sub-advisers to make the day-to-day investment selections for the Portfolios consistent with the guidelines and directions set by the Adviser and the Board, and (iii) reviews each sub-adviser’s continued performance. The Adviser may terminate the services of any sub-adviser at any time.

On April 8, 2010, with respect to the Balanced Portfolio, the Board approved the termination of the sub-advisory agreements with Goldman Sachs Asset Management, L.P. (the “GSAM Sub-Advisory Agreement”) and Western Asset Management Company (the “WAM Sub-Advisory Agreement”) and Western Asset Management Company Limited (the “WAMCO Sub-Advisory Agreement”) and approved the BlackRock Sub-Advisory Agreement and the JPMorgan Sub-Advisory Agreement. BlackRock and JPMorgan became sub-advisers to the Balanced Portfolio effective July 9, 2010.

On June 10, 2010, with respect to the Small Value Portfolio, the Board approved the termination of Mesirow Financial Investment Management, Inc. (the “Mesirow Sub-Advisory Agreement”) as sub-adviser and approved the Wellington Management Sub-Advisory Agreement. Wellington Management became the sub-adviser to the Small Value Portfolio effective July 9, 2010.

No officer or Trustee of the Portfolios is a director, officer or employer of the Sub-Advisers. No officer or Trustee of the Portfolios, through the ownership of securities or otherwise, has any other material direct or indirect interest in the Sub-Advisers or any other person controlling, controlled by or under common control with a Sub-Adviser. Since January 1, 2009, none of the Trustees of the Portfolios have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which the Sub-Advisers or any of their affiliates was or is to be party.

Terms of the Sub-Advisory Agreements

Prior to July 9, 2010, Goldman Sachs Asset Management, L.P. (“GSAM”), Western Asset Management Company (“WAM”) and Western Asset Management Company Limited (“WAMCO”) served as sub-advisers to the Balanced Portfolio and Mesirow Financial Investment Management, Inc. (“Mesirow”) served as sub-adviser to the Small Value Portfolio. GSAM is located at 200 West Street, New York, New York 10282, WAM is located at 385 East Colorado Boulevard, Pasadena, California 91101 and WAMCO is located at 10 Exchange Square, Primrose Street, London, England EC2A2EN. Mesirow is located at 353 N. Clark Street, Chicago, Illinois 60654.

GSAM, WAM and WAMCO provided sub-advisory services to the Balanced Portfolio pursuant to Investment Sub-Advisory Agreements with TAM. As sub-adviser to the Balanced Portfolio, GSAM, WAM and WAMCO were responsible for managing a portion of the assets of the Balanced Portfolio in a manner consistent with the terms of the GSAM, WAM and WAMCO Sub-Advisory Agreements and the investment objectives of the Balanced Portfolio.

The GSAM and WAM Sub-Advisory Agreements, as amended, were dated April 27, 2005 and the WAMCO Sub-Advisory Agreement, as amended, was dated July 29, 2005. The Board, including a majority of the Independent Trustees, last approved the Sub-Advisory Agreements on June 10, 2010.

At a meeting of the Board held on April 8, 2010, the Board considered, at the Adviser’s recommendation, the termination of GSAM, WAM and WAMCO as sub-advisers to the Balanced Portfolio and the engagement of BlackRock and JPMorgan as sub-advisers to the Balanced Portfolio.

Mesirow provided sub-advisory services to the Small Value Portfolio pursuant to an Investment Sub-Advisory Agreement with TAM. As sub-adviser to the Small Value Portfolio, Mesirow was responsible for managing the Small Value Portfolio in a manner consistent with the terms of the Mesirow Sub-Advisory Agreement and the investment objectives of the Small Value Portfolio.

The Mesirow Sub-Advisory Agreement, as amended, was dated September 29, 2006. The Board, including a majority of the Independent Trustees, last approved the Sub-Advisory Agreements on June 9 and 10, 2010.

At a meeting held on June 10, 2010, the Board considered, at the Adviser’s recommendation, the termination of Mesirow as sub-adviser to the Small Value Portfolio and the engagement of Wellington Management as sub-adviser to the Small Value Portfolio.

As discussed below under “Evaluation by the Board,” the Board authorized the Adviser to terminate the GSAM, WAM, WAMCO and Mesirow Sub-Advisory Agreements, respectively, and to enter into new sub-advisory agreements with BlackRock, JPMorgan and Wellington Management, respectively. Effective July 9, 2010, the Adviser terminated the GSAM, WAM, WAMCO and Mesirow Sub-Advisory Agreements and entered into the Sub-Advisory Agreements with BlackRock, JPMorgan and Wellington Management on behalf of each of the Portfolios.

The sub-advisory fee schedules for each Sub-Adviser, as well as comparisons of those fees to the fees paid by the Adviser to GSAM, WAM, WAMCO and Mesirow, appear below.

Comparison of the Sub-Advisory Agreements

The Sub-Advisory Agreements were approved by the Board on April 8, 2010 for the Balanced Portfolio and June 10, 2010 for the Small Value Portfolio and were effective as of July 9, 2010. The Sub-Advisory Agreements have an initial term of two years from the effective date. Thereafter, continuance of the Sub-Advisory Agreements shall be subject to the specific approval, at least annually, of a vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of each of the Portfolios, or by the Board, as well as the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreements: (i) may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of each Portfolio; (ii) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the respective Advisory Agreement; and (iii) may be terminated by BlackRock, JPMorgan and Wellington Management on, respectively, 90 days’, 60 days’ and 90 days’ advance written notice to the Adviser. Termination of the Mesirow Sub-Advisory Agreement requires 90 days’ written notice to the Adviser, the GSAM Sub-Advisory Agreement requires 60 days’ written notice to the Adviser, and the WAM and WAMCO Sub-Advisory Agreements require 30 days’ written notice to the Adviser.

Under the terms of the Sub-Advisory Agreements, each Sub-Adviser furnishes continuous portfolio management services to the Portfolios, subject to the provisions of the 1940 Act and to the investment objectives, policies, procedures and restrictions contained in each Portfolio’s then current Prospectus and Statement of Additional Information. The GSAM, WAM, WAMCO, and Mesirow Sub-Advisory Agreements contained similar provisions.

The Sub-Advisory Agreements provide that each Sub-Adviser is responsible for providing, among other things, investment advice to the Portfolios, subject to the supervision of the Board, with respect to such portion of each Portfolio’s assets as shall be allocated to each Sub-Adviser by the Adviser from time to time. The Sub-Advisory Agreements prohibit the Sub-Adviser from directly or indirectly consulting with any other sub-adviser for a portion of a Portfolio’s assets concerning Portfolio transactions in securities or other assets. The GSAM, WAM, WAMCO, and Mesirow Sub-Advisory Agreements contained similar provisions.

The Sub-Advisory Agreements provide that each Sub-Adviser may place orders for the purchase and sale of portfolio securities with such broker-dealers who provide research and brokerage services to the Portfolios within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Sub-Advisers, or to any other fund or account over which the Sub-Adviser or its affiliates exercise investment discretion. The Sub-Advisory Agreements also provide that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolios, the Sub-Advisers may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or Wellington Management’s overall responsibilities with respect to the Portfolios and to other funds and clients for which the Sub-Advisers exercises investment discretion. The GSAM, WAM, WAMCO, and Mesirow Sub-Advisory Agreements contained similar provisions.

Pursuant to the Sub-Advisory Agreements, each Sub-Adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Portfolios, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolios, nor will it purchase any securities from an underwriting or selling group in which it or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolios and another account it or its affiliates advises, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolios from time to time. The GSAM, WAM, WAMCO, and Mesirow Sub-Advisory Agreements contained no such provisions.

The Sub-Advisory Agreements state that each Sub-Adviser shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolios, provided that each Sub-Adviser is not protected against any liability to the Adviser or the Portfolios to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreements. The GSAM, WAM, WAMCO, and Mesirow Sub-Advisory Agreements contained similar provisions.

The Sub-Advisory Agreements provide that unless the Adviser advises each Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Adviser or TPP or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, a Portfolio’s securities managed by the Sub-Adviser, in accordance with the Sub-Adviser’s proxy voting policies and procedures without consultation with the Adviser or the Portfolios. The Sub-Adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Adviser. The GSAM, WAM, WAMCO, and Mesirow Sub-Advisory Agreements contained no such provisions.

Under the Sub-Advisory Agreements, the Sub-Advisers will provide the Adviser with reasonable assistance in connection with the Adviser’s obligation to fair value certain securities held by each of the Portfolios. In addition, the Sub-Advisers are required to be available to assist the Adviser in the event of a pricing problem and to participate in meetings of TPP’s Valuation Committee. The GSAM, WAM, WAMCO, and Mesirow Sub-Advisory Agreements did not specifically address valuation procedures.

The Sub-Advisory Agreements require that each Sub-Adviser, at its expense, supply the Board, the officers of the Trust and the Adviser with all information and reports reasonably required by them and reasonably available to the Sub-Adviser relating to the services provided pursuant to the Sub-Advisory Agreements, including such information that the Portfolios’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The GSAM, WAM, WAMCO, and Mesirow Sub-Advisory Agreements do not specifically address Rule 38a-1.

Investors should refer to Exhibit A, Exhibit B and Exhibit C, respectively, attached hereto for the complete terms of the BlackRock, JPMorgan and Wellington Management Sub-Advisory Agreements. The description of the Sub-Advisory Agreements set forth herein is qualified in its entirety by provisions of the Sub-Advisory Agreements as set forth in the exhibits.

TAM Advisory Fees

Under the Advisory Agreement, the Balanced Portfolio pays the Adviser an advisory fee at the annual rate of 0.45% and the Small Value Portfolio pays the Adviser an advisory fee at the annual rate of 0.82%.

As of August 31, 2010, the Balanced Portfolio had net assets of $115,477,450 and the Small Value Portfolio had net assets of $111,578,934.

GSAM Sub-advisory Fee

Under the GSAM Sub-Advisory Agreement, the Adviser (not the Balanced Portfolio) paid GSAM for its services on the basis of the following annual fee schedule:

GSAM Fee Schedule

0.14% of the first $500 million of net assets

0.12% of the next $1 billion of net assets

0.10% of net assets in excess of $1.5 billion

Fees paid to GSAM for services provided pursuant to the GSAM Sub-Advisory Agreements for the period from January 1, 2009 to December 31, 2009 were $122,295.

WAM and WAMCO Sub-advisory Fees

Under the WAM and WAMCO Sub-Advisory Agreements, the Adviser (not the Balanced Portfolio) paid WAM and WAMCO for their services (on the portion of the assets of the Balanced Portfolio allocated to them) on the basis of the following annual fee schedule:

WAM and WAMCO Fee Schedule

0.30% of the first $100 million of net assets

0.15% of net assets in excess of $100 million

Fees paid to WAM and WAMCO for services provided pursuant to the WAM and WAMCO Sub-Advisory Agreements for the period from January 1, 2009 to December 31, 2009 were $121,442.

BlackRock Sub-advisory Fee

Under the BlackRock Sub-Advisory Agreement, the Adviser (not the Balanced Portfolio) pays BlackRock for its services on the basis of the following annual fee schedule:

BlackRock Fee Schedule

0.12% of the first $1 billion of net assets

0.05% of net assets in excess of $1 billion

Fees that would have been payable to BlackRock for services provided pursuant to the BlackRock Sub-Advisory Agreement for the same period, had the BlackRock Sub-Advisory Agreement been in effect for such period, would have been $69,809.

JPMorgan Sub-advisory Fee

Under the JPMorgan Sub-Advisory Agreement, the Adviser (not the Balanced Portfolio) pays JPMorgan for its services on the basis of the following annual fee schedule:

JPMorgan Fee Schedule

0.30% of the first $750 million of net assets

0.25% of net assets in excess of $750 million

Fees that would have been payable to JPMorgan for services provided pursuant to the JPMorgan Sub-Advisory Agreement for the same period, had the JPMorgan Sub-Advisory Agreement been in effect for such period, would have been $264,482.

Investors should note that the Adviser, not the Balanced Portfolio, pays all sub-advisory fees.

Mesirow Sub-advisory Fee

Under the Mesirow Sub-Advisory Agreement, the Adviser (not the Small Value Portfolio) paid Mesirow for its services on the basis of the following annual fee schedule:

Mesirow Fee Schedule

0.75% of the first $50 million of net assets

0.45% of net assets in excess of $50 million

Fees paid to Mesirow for services provided pursuant to the Mesirow Sub-Advisory Agreement for the period from January 1, 2009 to December 31, 2009 were $598,137.

Wellington Management Sub-advisory Fee

Under the Wellington Management Sub-Advisory Agreement, the Adviser (not the Small Value Portfolio) pays Wellington Management for its services on the basis of the following annual fee schedule:

Wellington Management Fee Schedule

0.55% of average daily net assets

Fees that would have been payable to Wellington Management for services provided pursuant to the Wellington Management Sub-Advisory Agreement for the same period, had the Wellington Management Sub-Advisory Agreement been in effect for such period, would have been $555,887.

Investors should note that the Adviser, not the Small Value Portfolio, pays all sub-advisory fees.

Information Regarding BlackRock

BlackRock Financial Management, Inc. is a registered investment adviser and wholly owned subsidiary of BlackRock, Inc., which was founded in New York, NY and has assets under management in excess of $3.15 trillion (as of June 30, 2010). The principal business address of BlackRock Financial Management, Inc. and BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of BlackRock as of August 31, 2010.

Name	Positions with BlackRock and Principal Occupation if Different from Position(s) with BlackRock
Ann Marie Petach	Chief Financial Officer and Senior Managing Director
Robert P. Connolly	General Counsel, Senior Managing Director and Secretary
Laurence D. Fink	Chief Executive Officer and Director
Robert S. Kapito	President and Director
Paul Audet	Senior Managing Director
Charles Hallac	Vice Chairman and Chief Operating Officer
Barbara Novick	Senior Managing Director
Kendrick Wilson	Vice Chairman
Susan Wagner	Vice Chairman
Robert Doll	Senior Managing Director
Robert Fairbairn	Senior Managing Director
Peter Fisher	Senior Managing Director
Bennett Golub	Chief Risk Officer and Senior Managing Director
Richard Kushel	Senior Managing Director
Amy Engel	Treasurer and Managing Director
Blake Grossman	Vice Chairman

Management Activities. BlackRock Financial Management, Inc. acts as adviser or sub-adviser, as indicated, for the following registered investment companies with investment objectives similar to the Balanced Portfolio:

Comparable Funds	Assets Managed by BlackRock as of August 31, 2010	Advisory Fee Paid to BlackRock
BlackRock Total Return Fund	$3,404 million	0.40%
Transamerica Partners Core Bond Portfolio	$1,678 million	0.12% of the first $1 billion of net assets 0.05% of net assets in excess of $1 billion
Metropolitan Series Fund, Inc. - BlackRock Bond Income Portfolio	$2,097 million	0.20% of the first $250 million of net assets 0.15% of the next $750 million of net assets 0.10% of net assets in excess of $1 billion

Information Regarding JPMorgan

JPMorgan has assets under management in excess of $1.2 trillion (as of June 30, 2010). The principal business address of J.P. Morgan Investment Management Inc. is 245 Park Avenue, New York, NY 10017

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of J.P. Morgan Investment Management Inc. as of August 31, 2010.

Name	Positions with JPMorgan and Principal Occupation if Different from Position(s) with JPMorgan
George C.W. Gatch, Director, Managing Director	Chairperson, President and CEO, Director, Managing Director
Seth P. Bernstein	Director, Global Head of Fixed Income, Managing Director
Lawrence M. Unrein	Director, Managing Director
Martin R. Porter	Global Head of Equities, Managing Director
Clive S. Brown	Director, Managing Director
Scott E. Richter	Secretary
Joseph K. Azelby	Director, Managing Director
Paul A. Quinsee	Director, Managing Director
John H. Hunt	Director, Managing Director
Joseph J. Bertini	Chief Compliance Officer, Managing Director
Robert L. Young	Director, Managing Director
Craig M. Sullivan	CFO, Director. Managing Director

Management Activities. J.P. Morgan Investment Management Inc. acts as adviser or sub-adviser, as indicated, for the following registered investment companies with investment objectives similar to the Balanced Portfolio:

Comparable Funds	Assets Managed by JPMorgan as of August 31, 2010	Advisory Fee Paid to JPMorgan
JPMorgan Disciplined Equity Fund	$281 mm	0.40%
Transamerica JPMorgan Enhanced Index VP	$102 mm	30 bps on first $750 mm 25 bps on balance

Information Regarding Wellington Management

Wellington Management is a Massachusetts limited liability partnership, with its principal offices at 75 State Street, Boston, MA 02109, and is currently owned entirely by its partners, all of whom are full-time professional members of the firm. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. Wellington Management is a registered investment adviser. As of August 31, 2010, Wellington Management had investment management authority with respect to approximately $567 billion in assets.

Management and Governance. Listed below are the names, positions and principal occupations of the executive committee members and principal executive officers of Wellington Management as of August 1, 2010. The principal address of each individual as it relates to his or her duties at Wellington Management is the same as that of Wellington Management, unless otherwise noted.

Name of Each Director, Officer or Partner of the Sub-Adviser	Position and Principal Occupation with Wellington Management and Principal Occupation if Different from Positions(s) with Wellington Management
Charles S. Argyle	Managing Director, Partner and Executive Committee Member
Edward P. Bousa	Senior Vice President, Partner and Executive Committee Member
Cynthia M. Clarke	Senior Vice President, Partner and Chief Legal Officer
Lucius T. Hill, III	Senior Vice President, Partner and Executive Committee Member
Selwyn J. Notelovitz	Senior Vice President, Partner and Chief Compliance Officer
Saul J. Pannell	Senior Vice President, Partner and Executive Committee Member
Phillip H. Perelmuter	Senior Vice President, Managing Partner and Executive Committee Member
Edward J. Steinborn	Senior Vice President, Partner and Chief Financial Officer
Brendan J. Swords	Senior Vice President, Managing Partner and Executive Committee Member
Perry M. Traquina	President, Chief Executive Officer, Managing Partner and Executive Committee Member
Vera M. Trojan	Senior Vice President, Partner and Executive Committee Member
James W. Valone	Senior Vice President, Partner and Executive Committee Member

Management Activities. Wellington Management acts as sub-adviser, as indicated, for the following registered investment companies with investment objectives similar to the Funds:

Comparable Funds for which Wellington Management serves as Sub-Adviser	Assets Managed by Wellington Management as of August 31, 2010	Annual Sub-advisory Fee Paid to Wellington Management
Members Small Cap Fund	$ 27 million	0.700%
John Hancock Funds II Small Cap Value Fund (1)	$131 million	First $100 million 0.650% Next $500 million 0.600% Over $600 million 0.550%
John Hancock Trust Small Cap Value Trust (1)	$456 million	First $100 million 0.650% Next $500 million 0.600% Over $600 million 0.550%
Ultra Series Small Cap Fund	$10.5 million	0.700%
USAA Small Cap Stock Fund (2)	$ 286 million	0.700%

(1)	The average daily net assets for the purpose of calculating sub-advisory fees are determined on a combined basis for these Funds.
(2)	Wellington Management manages only a portion of the fund. Assets reflect the approximate total assets under management by Wellington Management.

Evaluation by the Board

The Board approved each Sub-Advisory Agreement following a presentation by the Adviser.

Consideration of the BlackRock and JPMorgan Sub-Advisory Agreements

To assist the Board in its consideration of the BlackRock and JPMorgan Sub-Advisory Agreements, the Board received in advance of the meeting certain materials and information. In addition, the independent members of the Board consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

Among other matters, the Board Members considered:

(a) that TAM advised the Board Members that the appointment of the Sub-Advisers is not expected to result in any diminution in the nature, quality and extent of services provided to the Balanced Portfolio and its shareholders, including compliance services;

(b) that the Sub-Advisers are experienced and respected asset management firms and both have the capabilities, resources and personnel necessary to provide advisory services to the Balanced Portfolio based on an assessment of the services that the Sub-Advisers provide to other funds within the Transamerica Asset Management Group (“TAMG”) fund complex;

(c) the proposed responsibilities of the Sub-Advisers for the Balanced Portfolio and the services expected to be provided by them;

(d) the fact that the sub-advisory fees payable to the Sub-Advisers, although slightly higher, would be paid by TAM and not the Balanced Portfolio, and that the sub-advisory fees paid by TAM to the Sub-Advisers are consistent with TAM’s fiduciary duty under applicable law;

(e) that TAM recommended to the Board that BlackRock be appointed as sub-adviser to the Balanced Portfolio based on its desire to engage a sub-adviser with the ability to implement a core bond strategy similar to that currently used by BlackRock in advising Transamerica Partners Core Bond Portfolio, and with a proven performance record for that program; and

(f) that TAM recommended to the Board that JPMorgan be appointed as sub-adviser to the Balanced Portfolio based on its desire to engage a sub-adviser with the ability to implement an enhanced index strategy similar to that currently used by JPMorgan in advising Transamerica JPMorgan Enhanced Index VP, and with a proven performance record for that program.

Discussed below are some of the material factors considered by the Board. No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the Sub-Advisory Agreements, and each Board Member attributed different weight to the various factors.

Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by the Sub-Advisers under the Sub-Advisory Agreements, the Board Members considered, among other things, information and assurances provided by TAM and the Sub-Advisers as to the operations, facilities, organization and personnel of the Sub-Advisers, and the anticipated ability of the Sub-Advisers to perform their duties under the Sub-Advisory Agreements, and the anticipated changes to the current investment program and other practices of the Balanced Portfolio. The Board Members considered that TAM has advised the Board Members that the appointment of the Sub-Advisers is not expected to result in any diminution in the nature, quality and extent of services provided to the Balanced Portfolio and its shareholders, including compliance services. The Board Members considered that the Sub-Advisers are experienced and respected asset management firms and that TAM believes that the Sub-Advisers have the capabilities, resources and personnel necessary to provide advisory services to the Balanced Portfolio based on the assessment of the services that the Sub-Advisers provide to other funds within the TAMG fund complex, including, with respect to JPMorgan, Transamerica JPMorgan Enhanced Index VP and, with respect to BlackRock, Transamerica Partners Core Bond, which serve as the model for the investment program that JPMorgan and BlackRock, respectively, intend to implement for the Balanced Portfolio if appointed as sub-advisers. The Board also noted that TAM recommended to the Board that JPMorgan and BlackRock be appointed as sub-advisers to the Balanced Portfolio based on a desire to engage sub-advisers with the ability to implement an investment program similar to that currently used by the Sub-Advisers in advising other accounts and with a proven performance record for that program.

Based on their review of the materials provided and the assurances they had received from TAM, the Board Members determined that the Sub-Advisers can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Balanced Portfolio and that the appointment of the Sub-Advisers is not expected to adversely affect the nature, quality and extent of services provided to the Balanced Portfolio.

Fees and Costs of Services Provided. The Board Members considered the sub-advisory fee rates under the Sub-Advisory Agreements and noted that the sub-advisory fees payable by TAM would be slightly increased if the Sub-Advisory Agreements are implemented, however, the Board Members noted that the Balanced Portfolio does not pay the sub-advisory fees. The Board Members determined that the sub-advisory fees paid by TAM to the Sub-Advisers are consistent with TAM’s fiduciary duty under applicable law.

Economies of Scale. The Board Members considered the sub-advisory fee schedule and the existence of breakpoints. The Board Members concluded that they would have the opportunity to periodically reexamine whether economies of scale had been achieved, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Advisers, in the future.

Fall-Out Benefits. The Board noted that TAM believes that other benefits anticipated to be derived by the Sub-Advisers from their relationship with the Balanced Portfolio are expected to be consistent with industry practice and the best interests of the Balanced Portfolio and its shareholders. The Board Members also noted that TAM would not realize soft dollar benefits from its relationship with the Sub-Advisers, and that the Sub-Advisers may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. The Board also noted that one of the Sub-Advisers (JPMorgan) is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Balanced Portfolio will be recaptured for the benefit of the Balanced Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements JPMorgan may engage in with respect to the Balanced Portfolio’s brokerage transactions.

Investment Performance. The Board Members noted the investment management experience, capabilities and resources of each Sub-Adviser with respect to other series of Transamerica funds managed by the Sub-Advisers. The Board Members considered the Sharpe Ratio (risk-return) and Standard Deviation comparison of the Sub-Advisers’ strategies versus that of GSAM and WAMCO, and determined: 1) that the JPMorgan strategy was superior to the GSAM strategy in terms of risk and return over the near-term as well as long-term periods; and 2) that the BlackRock strategy was superior to that of WAMCO in terms of risk and return. The Board Members noted that TAM believes that the appointment of the Sub-Advisers could benefit shareholders by offering them the potential for improved performance based on the historical comparisons, but the Board Members were unable to predict what effect execution of the Sub-Advisory Agreements would actually have on the future performance of the Balanced Portfolio. Based on this information, the Board Members determined that the Sub-Advisers are capable of generating a level of investment performance that is appropriate in light of the Balanced Portfolio’s investment objectives, policies and strategies.

Consideration of the Wellington Management Sub-Advisory Agreement

To assist the Board in its consideration of the Wellington Management Sub-Advisory Agreement, the Board received in advance of the meeting certain materials and information. In addition, the independent members of the Board consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

Among other matters, the Board Members considered:

(a) that TAM advised the Board Members that the appointment of Wellington Management is not expected to result in any diminution in the nature, quality and extent of services provided to the Small Value Portfolio and its shareholders, including compliance services;

(b) that Wellington Management is an experienced and respected asset management firm and that Wellington Management has the capabilities, resources and personnel necessary to provide advisory services to the Small Value Portfolio based on an assessment of the services that Wellington Management provides to other funds within the TAMG fund complex;

(c) the proposed responsibilities of Wellington Management for the Small Value Portfolio and the services expected to be provided by it;

(d) the fact that the sub-advisory fee payable to Wellington Management would be paid by TAM and not the Small Value Portfolio;

(e) that the sub-advisory fee will be reduced at certain asset levels; and that the sub-advisory fee paid by TAM to Wellington Management is consistent with TAM’s fiduciary duty under applicable law; and

(f) that TAM recommended to the Board that Wellington Management be appointed as Sub-Adviser to the Small Value Portfolio based on its desire to engage a sub-adviser with the ability to implement a small cap value strategy similar to that currently used by Wellington Management in advising Transamerica Partners Small Core Portfolio and with a proven performance record for that program.

Discussed below are some of the material factors considered by the Board. No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the Wellington Management Sub-Advisory Agreement, and each Board Member attributed different weight to the various factors.

Nature, Quality and Extent of Services Provided. In evaluating the nature, quality and extent of the services to be provided by Wellington Management under the Wellington Management Sub-Advisory Agreement, the Board Members considered, among other things, information and assurances provided by TAM and Wellington Management as to the operations, facilities, organization and personnel of Wellington Management, the anticipated ability of Wellington Management to perform its duties under the Wellington Management Sub-Advisory Agreement, and the anticipated changes to the current investment program and other practices of the Small Value Portfolio. The Board Members considered that TAM has advised the Board Members that the appointment of Wellington Management is not expected to result in any diminution in the nature, quality and extent of services provided to the Small Value Portfolio and its shareholders, including compliance services. The Board Members considered that Wellington Management is an experienced and respected asset management firm and that TAM believes that Wellington Management has the capabilities, resources and personnel necessary to provide advisory services to the Small Value Portfolio based on the assessment of the services that Wellington Management provides to other funds within the TAMG complex, including a portion of the assets of Transamerica Partners Small Core Portfolio, which serves as a model for the investment program that Wellington Management intends to implement for the Small Value Portfolio if Wellington Management is appointed as sub-adviser. The Board Members also considered that they performed a full annual review of a number of sub-advisory agreements with Wellington

Management the previous and same day. The Board also noted that TAM recommended to the Board that Wellington Management be appointed as sub-adviser to the Small Value Portfolio based on its desire to engage a sub-adviser with the ability to implement an investment program similar to that currently used by Wellington Management in advising other accounts and with a proven performance record for that program.

Based on their review of the materials provided and the assurances they had received from TAM, the Board Members determined that Wellington Management can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Small Value Portfolio and that Wellington Management’s appointment is not expected to adversely affect the nature, quality and extent of services provided to the Small Value Portfolio.

Fees and Costs of Services Provided. The Board Members considered the sub-advisory fee rate under the Wellington Management Sub-Advisory Agreement as well as the overall management fee structure of the Small Value Portfolio and other funds managed by Wellington Management and noted that the sub-advisory fee payable by TAM would be reduced at certain asset levels if the Wellington Management Sub-Advisory Agreement is implemented. The Board Members noted that the Small Value Portfolio does not pay the sub-advisory fee. The Board Members determined that the sub-advisory fee paid by TAM to Wellington Management is consistent with TAM’s fiduciary duty under applicable law.

Economies of Scale. The Board Members considered the sub-advisory fee schedule and the existence of breakpoints, if any. The Board Members concluded that they would have the opportunity to periodically reexamine whether economies of scale had been achieved, and the appropriateness of management fees payable to TAM and fees paid to Wellington Management, in the future. The Board Members noted that TAM believes that the appointment of Wellington Management as sub-adviser has the potential to attract additional assets.

Fall-Out Benefits. The Board noted that TAM believes that other benefits anticipated to be derived by Wellington Management from its relationship with the Small Value Portfolio are expected to be consistent with industry practice and the best interests of the Small Value Portfolio and its shareholders. The Board Members also noted that TAM would not realize soft dollar benefits from its relationship with Wellington Management, and that Wellington Management may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. The Board also noted that Wellington Management is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Small Value Portfolio will be recaptured for the benefit of the Small Value Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements Wellington Management may engage in with respect to the Small Value Portfolio’s brokerage transactions. The Board Members also considered the potential for increased visibility in the marketplace as a result of Wellington Management’s relationship with the Small Value Portfolio.

Investment Performance. The Board Members noted that the performance data as of March 31, 2010 indicated that Wellington Management’s small cap value strategy outperformed the Mesirow strategy over short- and longer-term trailing time periods, on both an absolute and a risk-adjusted basis. The Board Members noted that TAM believes that the appointment of Wellington Management could benefit shareholders by offering them the potential for superior performance based on the historical comparisons, but were unable to predict what effect execution of the Wellington Management Sub-Advisory Agreement would actually have on the future performance of the Small Value Portfolio. Based on this information, the Board Members determined that Wellington Management is capable of generating a level of investment performance that is appropriate in light of the Small Value Portfolio’s investment objectives, policies and strategies.

ADDITIONAL INFORMATION

The Balanced Portfolio’s and Small Value Portfolio’s placement agent is Transamerica Capital, Inc., 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237.

As of July 30, 2010, the Trustees and officers of the Balanced Portfolio and Small Value Portfolio, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the applicable Portfolio.

As of July 30, 2010, the following persons owned of record or had the right to vote 5% or more of the outstanding shares of the Balanced Portfolio:

Name of Investor	Amount and Nature of Beneficial Ownership		Percentage of Beneficial Ownership
Transamerica Financial Life Insurance Company	$57,591,646 (Direct	)	48.60%
Diversified Investment Advisors Collective Trust*	$6,465,232 (Direct	)	5.46%
Transamerica Partners Balanced Fund, a series of Transamerica Partners Funds Group**	$41,486,307 (Direct	)	35.01%
Transamerica Partners Institutional Balanced Fund, a series of Transamerica Partners Funds Group II**	$12,572,844 (Direct	)	10.61%

*	The address of the investor is 440 Mamaroneck Avenue, Harrison, New York 10528.
**	The address of the investor is 570 Carillon Parkway, St. Petersburg, Florida 33716.

As of July 30, 2010, the following persons owned of record or had the right to vote 5% or more of the outstanding shares of the Small Value Portfolio:

Name of Investor	Amount and Nature of Beneficial Ownership		Percentage of Beneficial Ownership
Transamerica Financial Life Insurance Company	$3,238,961 (Direct	)	2.67%
Diversified Investment Advisors Collective Trust*	$57,041,323 (Direct	)	46.95%
Transamerica Partners Small Value Fund, a series of Transamerica Partners Funds Group**	$33,256,107 (Direct	)	27.38%
Transamerica Partners Institutional Small Value Fund, a series of Transamerica Partners Funds Group II**	$27,945,561 (Direct	)	23.00%

*	The address of the investor is 440 Mamaroneck Avenue, Harrison, New York 10528.
**	The address of the investor is 570 Carillon Parkway, St. Petersburg, Florida 33716.

TPP is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Balanced Portfolio, the Small Value Portfolio or for TPP as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by TPP at TPP’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,

Dennis P. Gallagher
Vice President, General Counsel and Secretary

October 7, 2010

Exhibit A

INVESTMENT SUBADVISORY AGREEMENT

BlackRock Financial Management, Inc.

This Agreement, dated July 9, 2010 (the “Effective Date”), is by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and BlackRock Financial Management, Inc, a Delaware corporation (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Partners Portfolios (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements including without limitation, the power to execute swap, futures, options and other agreements, including collateral agreements, with counterparties, and to open and close accounts in connection therewith, on the Trust’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder provided that TAM shall have the right to review and approve such documentation and agreements prior to their execution or amendment as may be agreed to by the parties from time to time), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws as disclosed to the Subadviser (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The

Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other Subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets except as permitted by applicable law. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)	The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time and provided to the Subadviser, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or Transamerica Funds or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Subadviser will provide the Adviser with reasonable assistance in connection with the Adviser’s obligation to fair value certain securities in the Fund. In addition, the Subadviser agrees to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

(f)	The Adviser acknowledges and agrees that the Subadviser shall have no power, authority, obligation or responsibility for filing claims on behalf of the Adviser, the Trust or the Fund or for providing advice with respect to any class action, bankruptcy proceeding or any other action or proceeding (the “Litigation”) in which the Fund or the Trust may be entitled to participate as a result of its securities holdings. The Subadviser’s responsibility with respect thereto shall be limited to providing any and all documentation or information relating to the Litigation as may reasonably be requested by the Adviser. The Adviser acknowledges that the Subadviser is not the official record keeper with respect to the managed assets.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4. Delivery of Documents. Adviser has or will furnish Subadviser with copies of each of the following prior to the commencement of the Subadviser’s services hereunder:

(a)	the Trust’s Agreement and Declaration of Trust, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

(b)	the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto prior to their becoming effective insofar as such Registration Statement and such amendments relate to the Fund; and

(c)	the Trust’s most recent prospectus and Statement of Additional Information for the Fund (collectively called the “Prospectus”).

During the term of this Agreement, the Adviser agrees to furnish the Subadviser at its principal office all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Fund, prior to the use thereof, and the Adviser shall not use any such materials if the Subadviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Subadviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Subadviser’s service marks and other indicia of source, and its clients. The Adviser agrees to use its commercially reasonable efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Subadviser or its clients in any way are consistent with those materials previously approved by the Subadviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Subadviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery. It is understood that “BlackRock” is the name of the Subadviser’s parent company, BlackRock, Inc., and any derivative names or logos associated with such name are the valuable property of the Subadviser, and that the Trust has the right to include such phrase as a part of the name of the Fund or for any other purpose only so long as this Agreement shall continue. Upon termination of this Agreement the Trust shall forthwith prospectively cease to use such phrase and logos with respect to the Fund.

Adviser shall provide (or cause the Fund’s custodian to provide) information to the Subadviser in a timely manner regarding such matters as the composition of assets in the Fund, cash requirements and cash available for investment in the Fund, and all other information as may be necessary for the Subadviser to perform its responsibilities hereunder.

5. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)	The Fund shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

6. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably requested by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

7. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the Effective Date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. The Adviser may from time to time waive the compensation it is entitled to receive from the Fund; however, any waiver will have no effect on the Adviser’s obligation to pay the Subadviser the compensation provided for herein.

If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of calendar days in such period bears to the number of calendar days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based on calendar days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

8. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

9. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its Effective Date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

10. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. The Subadviser may terminate this Agreement only upon giving 90 days’

advance written notice to TAM and the Fund. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

11. Use of Name. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Subadviser or any of its affiliates.

12. Liability of the Subadviser.

(a)	The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Subadviser shall not be liable or responsible for any loss incurred in connection with any act or omission of any of the Fund’s trustees, administrators, custodian, or any broker-dealer or other third party. As used in this Section 12, the term the “Subadviser” shall include any subsidiary affiliates of BlackRock, Inc. performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

(b)	Except as provided in section 12(a) above, the Sub-Adviser shall indemnify and hold harmless the Adviser and its officers, directors, trustees, employees and agents from and against any and all liabilities, losses, claims, damages and expenses, including reasonable attorneys’ fees and expenses, of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Sub-Adviser in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Sub-Adviser in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard in fulfilling its obligations under this Agreement.

(c)	The Adviser shall indemnify and hold harmless the Sub-Adviser and its officers, directors, trustees, employees and agents from and against any and all liabilities, losses, claims, damages and expenses, including reasonable attorneys’ fees and expenses, of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Adviser in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Adviser in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard in fulfilling its obligations under this Agreement.

13. Representations of the Adviser.

(a)	The Adviser hereby acknowledges that not less than forty-eight (48) hours before the date it has executed this Agreement, it received from the Subadviser a copy of Part II of Subadviser’s Form ADV, as required by Rule 204-(3) of the Advisers Act.

(b)	The Adviser represents and warrants that it is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provision of the Advisers Act and the rules and regulations thereunder; that it has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement; and that its performance under this Agreement does not conflict with any law, regulation or order to which it is subject or the Trust’s governance requirements.

14. OBLIGATIONS OF ADVISER. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Subadviser’s investment advisory services as specified under this Agreement:

(a) A list of restricted securities including affiliates for the Fund (including CUSIP, Sedol or other appropriate security identification); and

(b) A copy of the current compliance procedures for the Fund.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15. NOTICE. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

a)	TO ADVISER:

Transamerica Asset Management, Inc.

570 Carillon Parkway

St. Petersburg, FL 33716

Attn: Chief Investment Officer

b)	TO SUB-ADVISER:

BlackRock Financial Management, Inc.

40 East 52nd Street

New York, NY 10022

Attention: Robert Capaldi

With a copy to:

BlackRock Financial Management, Inc.

40 East 52nd Street

New York, NY 10022

Attention: Robert Connolly, General Counsel

16. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

17. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority of the outstanding voting securities of that Fund and by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such amendment. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

18. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Adviser acknowledges that the Subadviser is not the official record keeper for the Fund.

19. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

20. Governing Law. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

21. Counterpart Signatures. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer

BLACKROCK FINANCIAL MANAGEMENT, INC.

By:	Robert Capaldi
Name:	Robert Capaldi
Title:	Managing Director

Schedule A

Fund	Investment Subadvisory Fee
Transamerica Partners Balanced Portfolio	0.12% of the first $1 billion of average daily net assets; and 0.05% of average daily net assets in excess of $1 billion.

Exhibit B

INVESTMENT SUBADVISORY AGREEMENT

J.P. Morgan Investment Management Inc.

This Agreement, dated July 9, 2010 (the “Effective Date”), is by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and J.P. Morgan Investment Management Inc., a Delaware corporation (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Partners Portfolios (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions that apply to the Allocated Assets’ investment strategy, as stated in the Fund’s current Prospectus and Statement of Additional Information, and in accordance with investment guidelines agreed upon by TAM and Subadviser (“Investment Guidelines”). The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Allocated Assets may invest, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions applicable to the Allocated Assets’ investment strategy referred to above, the Investment Guidelines and any other specific policies adopted by the Board that are consistent with the investment objectives, policies and restrictions applicable to the Allocated Assets’ investment strategy referred to above and have been disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from consulting with any other Subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)	The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein which TAM hereby acknowledges could adversely affect the execution of the Fund’s portfolio transactions.

(c)	The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)	Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Subadviser will provide assistance to TAM in determining or confirming, the value of any portfolio securities or other assets of the Allocated Assets for which TAM seeks assistance from the Subadviser or identifies for review by the Subadviser. This includes (i) being available for consultation with TAM in the event of a pricing problem and when the Trust’s Valuation Committee meets; (ii) notifying TAM that it has changed its pricing source for a security; and (iii) assisting TAM in finding a pricing source for a security. In addition, the Subadviser will notify TAM in the event the Subadviser determines the value of a security pursuant to the Subadviser’s procedures for determining the fair value of a security.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. Further, TAM understands that Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts following the same investment strategy as the Fund. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser or its affiliates is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser and consistent with federal securities laws. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time. TAM acknowledges that, in some cases, this procedure may adversely affect the price paid or received by the Fund or may limit the size of the position that may be acquired or sold for the Fund.

4. Delegation to Third Parties. Subadviser may employ an affiliate or a third party to perform any accounting, administrative, reporting and ancillary services required to enable Subadviser to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement and pursuant to the confidentiality requirements of Section 19 hereof, Subadviser may provide information about the Fund to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. Subadviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve Subadviser of any of its obligations under this Agreement.

5. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

6. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

7. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the Effective Date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

8. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

9. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its Effective Date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

10. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. The Subadviser may terminate the Agreement only upon giving 60 days’ advance written notice to TAM and the Fund. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

11. Use of Name. The Subadviser shall give TAM and the Fund, for the term of this Agreement, a royalty free, nonexclusive, nonsublicensable, nontransferable right to use the name “JPMorgan” (hereinafter referred to as the “Mark”) in accordance with applicable law as part of the name of the Fund. Such right does not include the right to allow third parties to use the Mark except as specifically provided in this Agreement. TAM shall not alter the appearance of the Mark without the prior written approval of the Subadviser. The Mark shall not be used by TAM or the Fund at any time or in any place or for any purposes or under any conditions except as provided in this Section 11. The forgoing authorization by the Subadviser to TAM and the Fund to use said Mark is not exclusive of the right of the Subadviser itself to use or authorize others to use the same. TAM agrees that as between the Subadviser and TAM or the Fund, the Subadviser has the exclusive right to use or authorize others to use the Mark, and TAM and the Fund agree to take any such action as may be requested by the Subadviser to give full effect to the provisions of this Section 11. Neither the Fund nor TAM shall retain any right to use of the Mark after the termination of this Agreement. Upon termination of this Agreement, TAM and the Fund will use their best efforts to change the name of the Fund so as to eliminate all reference to the Mark and the Fund and TAM will terminate all use of the Mark in the Fund’s prospectuses, reports, sales materials and other documents that contain the Mark to the extent that continued use is not required by applicable laws, rules and regulations. In addition, the Fund and TAM will destroy any remaining unused sales documentation, promotional, marketing, advertising or other written printed or electronic material or performance information that contains the Mark to the extent retention of such documents is not required by applicable recordkeeping requirements. TAM and the Fund agree to use their best efforts to ensure that the nature and quality of the services rendered in connection with the Mark shall conform to the terms of this Agreement and any amendments thereto. Such covenants on the part of TAM and the Fund shall survive termination of this agreement. All use of the Mark shall inure to the benefit of it is owner, JPMorgan Chase & Co.

12. Liability of and Indemnification by the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

Subadviser does not guarantee the future performance of the Allocated Assets or any specific level of performance, the success of any investment decision or strategy that Subadviser may use, or the success of Subadviser's overall management of the Allocated Assets. The Fund and TAM understand that investment decisions made for the Allocated Assets by the Subadviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. Subadviser will manage only the Allocated Assets and in making investment decisions for the Fund Subadviser will not consider any other securities, cash or other investments owned by the Fund.

The Subadviser shall indemnify and hold harmless TAM, the Fund and their respective directors, trustees, officers, and employees from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) (“Losses”) directly resulting from the Subadviser’s willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties under this Agreement or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Subadviser shall not be liable for any special, consequential or incidental damages.

13. Indemnification by TAM. TAM shall indemnify and hold harmless the Subadviser and its directors, trustees, officers, or employees from any and all Losses directly resulting from the Subadviser’s performance of its duties and obligations under this Agreement except to the extent such Losses arise or result from Subadviser’s willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties under this Agreement or by reason of its reckless disregard of its obligations and duties under this Agreement.

TAM shall not be liable for any special, consequential or incidental damages.

14. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

15. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund or by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such amendment. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

16. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

17. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

18. Force Majeure. Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the offending party and could not have been reasonably prevented through back-up systems and other business continuation and disaster recovery procedures commonly employed by other SEC-registered investment advisers that meet reasonable commercial standards in the investment company industry. Such causes may include, but are not restricted to, Acts of God, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.

19. Confidentiality. The Subadviser will maintain the strictest confidence regarding the business affairs of TAM and the Fund provided, however, that notwithstanding the foregoing, the Subadviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Subadviser. Further, to the extent that any market counterparty with whom the Subadviser deals, or any service provider with whom the Subadviser contracts for the provision of services related to Subadviser’s obligations under this Agreement, requires information relating to the Fund (including, but not limited to, the identity of the Fund and market value of the Fund), the Subadviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund, or provide such services to Subadviser in accordance with the terms of this Agreement. Any information, including information on portfolio transactions, recommendation and/or written reports furnished by the Subadviser to TAM and/or the Fund will be treated as confidential, and for the exclusive use and benefit of TAM and the Fund, except as disclosure may be required by applicable law. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by TAM and Subadviser, TAM and the Fund will not disclose any list of securities held by the Fund, in any manner whatsoever except in accordance with the Fund’s policy on disclosure of portfolio holdings set forth in its current prospectus and statement of additional information.

20. Governing Law. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Delaware and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ Danielle K. Azua
Name:	Danielle K. Azua
Title:	Vice President

Schedule A

Fund	Investment Subadvisory Fee
Transamerica Partners Balanced Portfolio	0.30% of the first $750 million of average daily net assets; and 0.25% of average daily net assets in excess of $750 million

Exhibit C

INVESTMENT SUBADVISORY AGREEMENT

Wellington Management Company, LLP

This Agreement, dated July 9, 2010 (the “Effective Date”), is by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Wellington Management Company, LLP, a Massachusetts limited liability partnership (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Partners Portfolios (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)	Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other Subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

C-1

(b)	The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)	Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or Transamerica Funds or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e) The Subadviser will review the security valuations of the Allocated Assets on a daily basis. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

a.	The Fund shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

b.	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

c.	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the Effective Date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of calendar days in such period bears to the number of calendar days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based on calendar days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its Effective Date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

8. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. The Subadviser may terminate the Agreements only upon giving 90 days’ advance written notice to TAM and the Fund. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

9. Use of Name. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Subadviser or any of its affiliates.

10. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

11. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

12. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund and by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such amendment. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

13. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees to provide copies of any such records related to the Fund upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records related to the services it provides required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

14. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

15. Governing Law. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer

WELLINGTON MANAGEMENT COMPANY, LLP

By:	/s/ Pamela Dipper
Name:	Pamela Dipper
Title:	Vice President

Schedule A

Fund	Investment Subadvisory Fee
Transamerica Partners Small Value Portfolio	0.55% of average daily net assets